Exhibit 99.1
Palantir Reports Q3 2025 U.S. Comm Revenue Growth of 121% Y/Y and Revenue Growth of 63% Y/Y; Guides Q4 Revenue to 61% Y/Y and U.S. Comm Revenue to 121% Y/Y; Raises FY 2025 Revenue Guidance to 53% Y/Y, Crushing Consensus Expectations
11/3/2025
DENVER — (BUSINESS WIRE) — Palantir Technologies Inc. (NASDAQ:PLTR) today announced financial results for the third quarter ended September 30, 2025.
“114% - our Rule of 40 score! These results make undeniable the transformational impact of using AIP to compound AI leverage. Year-over-year growth in our U.S. business surged to 77%, and year-over-year growth in U.S. commercial climbed to 121%. We are yet again announcing the highest sequential quarterly revenue growth guide in our company’s history, representing 61% year-over-year growth,” said Alex C. Karp, Co-Founder and Chief Executive Officer of Palantir Technologies.
Q3 2025 Highlights
•U.S. revenue grew 77% year-over-year and 20% quarter-over-quarter to $883 million
◦U.S. commercial revenue grew 121% year-over-year and 29% quarter-over-quarter to $397 million
◦U.S. government revenue grew 52% year-over-year and 14% quarter-over-quarter to $486 million
•Revenue grew 63% year-over-year and 18% quarter-over-quarter to $1.181 billion
•Closed 204 deals of at least $1 million, 91 deals of at least $5 million, and 53 deals of at least $10 million
•Closed a record-setting $2.76 billion of total contract value (“TCV”), up 151% year-over-year
◦Closed a record-setting $1.31 billion of U.S. commercial TCV, up 342% year-over-year
•U.S. commercial remaining deal value (“RDV”) of $3.63 billion, up 199% year-over-year and 30% quarter-over-quarter
•Customer count grew 45% year-over-year and 7% quarter-over-quarter
•GAAP income from operations of $393 million, representing a 33% margin
•Adjusted income from operations of $601 million, representing a 51% margin
•Rule of 40 score of 114%
•GAAP net income of $476 million, representing a 40% margin
•Cash from operations of $508 million, representing a 43% margin
•Adjusted free cash flow of $540 million, representing a 46% margin
•GAAP earnings per share (“EPS”) of $0.18
•Adjusted EPS of $0.21
•Cash, cash equivalents, and short-term U.S. Treasury securities of $6.4 billion

Q3 2025 Financial Summary

(Unaudited) (Amounts in thousands, except percentages and per share amounts)	Third Quarter
	Amount
Revenue		$1,181,092
Year-over-year growth		63%

	Amount	Margin
Income from Operations	$393,256	33%
Adjusted Income from Operations	$600,540	51%
Cash from Operations	$507,664	43%
Adjusted Free Cash Flow	$539,862	46%
Net Income Attributable to Common Stockholders	$475,599	40%
Adjusted Net Income Attributable to Common Stockholders	$528,709
Adjusted EBITDA	$606,515	51%
GAAP EPS, Diluted	$0.18
Adjusted EPS, Diluted	$0.21
Outlook
For Q4 2025, we expect:
•Revenue of between $1.327 - $1.331 billion.
•Adjusted income from operations of between $695 - $699 million.
For full year 2025:
•We are raising our revenue guidance to between $4.396 - $4.400 billion.
•We are raising our U.S. commercial revenue guidance to in excess of $1.433 billion, representing a growth rate of at least 104%.
•We are raising our adjusted income from operations guidance to between $2.151 - $2.155 billion.
•We are raising our adjusted free cash flow guidance to between $1.9 - $2.1 billion.
•And we continue to expect GAAP operating income and net income in each quarter of this year.
CEO Letter
Palantir CEO Alex Karp’s quarterly letter is available through Palantir’s website at https://www.palantir.com/newsroom/letters.
Earnings Webcast
A live public webcast will be held at 3:00 PM MT / 5:00 PM ET today to discuss the results for our third quarter ended September 30, 2025 and financial outlook. The webcast can be accessed by registering online at https://palantir.events/palantirearnings-q32025. A replay of the webcast will be available at https://investors.palantir.com following the event.
An investor presentation, including supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, will be available through Palantir’s Investor Relations website at https://investors.palantir.com.
Forward-Looking Statements
This press release and statements on our earnings webcast contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our financial outlook, product development and related timing, distribution, and pricing, expected benefits of and applications for our software platforms, business strategy, and plans (including strategy and plans relating to our Artificial Intelligence Platform (“AIP”), sales and marketing efforts, sales force, partnerships, and customers), investments in our business, market trends and market size, opportunities (including growth opportunities), our expectations regarding our existing and potential investments in, and commercial contracts with, various entities, our expectations regarding macroeconomic events, our expectations regarding our share repurchase program, and positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “guidance,” “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “plan,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other filings and reports that we may file from time to time with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. In particular, the following factors, among others, could cause our results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our available funds to meet our liquidity needs; the demand for our platforms, product offerings, and services in general; our ability to increase our number of new customers and revenue generated from customers; our ability to realize some or all of the total contract value of customer contracts as revenue, including any contractual options available to customers or contractual periods that are subject to termination for convenience provisions; our long and unpredictable sales cycle; our ability to successfully execute our channel sales and other strategic initiatives with third parties; our ability to retain and expand our customer base; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; the seasonality of our business; the implementation process for our platforms, which may be complex and lengthy; our ability to successfully develop and deploy new technologies to address the needs of our existing or prospective customers; our ability to make our platforms and product offerings easier to install, consume, and use; our ability to maintain and enhance our brand and reputation; our ability to maintain and enhance our culture as our business grows and as we pursue our business and financial goals; news or social media coverage about us or our leadership, including but not limited to coverage that presents, enhances, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information, misconceptions, or falsehoods; the impact of recent or future global macroeconomic and geopolitical events, such as the ongoing Russia-Ukraine, and Israel and broader Middle-East conflicts, heightened interest rates, monetary policy changes, foreign currency fluctuations, or the potential or actual imposition of tariffs or other impacts on trade relations on the business and operations of our company or of our existing or prospective customers and partners; issues raised by the use of artificial intelligence in our platforms; and any breach or access to our or customer or third-party data.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.
Additional Definitions
For the purpose of this press release, our earnings webcast, and our CEO’s letter:
•Total contract value (“TCV”) is the total potential lifetime value of contracts entered into with, or awarded by, our customers at the time of contract execution, annual contract value (“ACV”) is defined as the total value of contracts closed in the period divided by the dollar-weighted average contract duration of those same contracts, and remaining deal value (“RDV”) is the total remaining value of contracts as of the end of the reporting period. Except as noted below, TCV, ACV, and RDV each presume the exercise of all contract options available to our customers and no termination of contracts. However, the majority of our contracts are subject to termination provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract options will be exercised. Further, RDV may exclude all or some portion of the value of certain commercial contracts as a result of our ongoing assessments of customers’ financial condition, including the consideration of such customers’ ability and intention to pay, and whether such contracts continue to meet the criteria for revenue recognition, among other factors.
•Remaining performance obligations (“RPO”) reflect the total values of contracts that have been entered into with, or awarded by, our customers, and represent non-cancelable contracted revenue that has not yet been recognized, which includes deferred revenue and, in certain instances, amounts that will be invoiced. We have elected the practical expedient, as permitted under Accounting Standards Codification 606—Revenue from Contracts with Customers, to not disclose remaining performance obligations for contracts with original terms of twelve months or less.
•The term “strategic commercial contracts” is as defined in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025.

•“Dollar-weighted duration basis” is the total value of contracts closed in the applicable period, divided by the dollar-weighted average contract duration of those same contracts.
•The term “Rule of 40” refers to the sum of our revenue growth rate year-over-year and our adjusted operating margin for each of the periods presented.
Non-GAAP Financial Measures
This press release and the accompanying tables, as well as our earnings webcast, and our CEO’s letter, contain the non-GAAP financial measures adjusted income from operations, which excludes stock-based compensation and related employer payroll taxes; adjusted operating margin; adjusted free cash flow; adjusted free cash flow margin; adjusted earnings before interest, taxes, depreciation, and amortization (“adjusted EBITDA”); adjusted EBITDA margin; adjusted net income attributable to common stockholders; and adjusted EPS, diluted.
We believe these non-GAAP financial measures and other metrics described in this press release help us evaluate our business, identify trends affecting Palantir’s business, formulate business plans and financial projections, and make strategic decisions. We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance and provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team. We exclude employer payroll taxes related to stock-based compensation as it is difficult to predict and outside of Palantir’s control.
Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations as they do not include the impact of certain expenses that are reflected in our consolidated statements of operations. For example, adjusted free cash flow does not reflect our future contractual commitments or the total increase or decrease in our cash balances for a given period. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.
We compensate for these limitations by providing a reconciliation of each of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.
A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, reconciling items that may be incurred in the future, such as stock-based compensation and related employer payroll taxes, the effect of which may be significant.
Available Information
Palantir uses its Investor Relations website at https://investors.palantir.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Palantir’s Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, and webcasts.
About Palantir Technologies Inc.
Foundational software of tomorrow. Delivered today. Additional information is available at https://www.palantir.com.
Contacts
Investor Relations
investors@palantir.com
Media
media@palantir.com

Palantir Technologies Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$1,181,092	$725,516	$3,068,644	$2,037,988
Cost of revenue (1)	207,307	146,639	573,211	391,457
Gross profit	973,785	578,877	2,495,433	1,646,531
Operating expenses:
Sales and marketing (1)	274,636	209,474	754,733	599,460
Research and development (1)	144,191	117,555	414,123	336,376
General and administrative (1)	161,702	138,708	487,956	411,335
Total operating expenses	580,529	465,737	1,656,812	1,347,171
Income from operations	393,256	113,140	838,621	299,360
Interest income	59,762	52,120	166,458	142,065
Other income (expense), net	27,483	(8,110)	30,906	(32,790)
Income before provision for income taxes	480,501	157,150	1,035,985	408,635
Provision for income taxes	3,753	7,809	12,948	17,653
Net income	476,748	149,341	1,023,037	390,982
Less: Net income attributable to noncontrolling interests	1,149	5,816	6,680	7,801
Net income attributable to common stockholders	$475,599	$143,525	$1,016,357	$383,181
Earnings per share attributable to common stockholders, basic	$0.20	$0.06	$0.43	$0.17
Earnings per share attributable to common stockholders, diluted	$0.18	$0.06	$0.40	$0.16
Weighted-average shares of common stock outstanding used in computing earnings per share attributable to common stockholders, basic	2,377,167	2,250,032	2,363,785	2,231,790
Weighted-average shares of common stock outstanding used in computing earnings per share attributable to common stockholders, diluted	2,571,057	2,459,589	2,562,367	2,424,864
—————
(1) Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue	$15,789	$13,123	$45,778	$35,941
Sales and marketing	63,148	50,698	171,701	141,168
Research and development	35,049	30,715	98,951	87,532
General and administrative	58,332	47,889	171,198	145,199
Total stock-based compensation	$172,318	$142,425	$487,628	$409,840

Palantir Technologies Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of September 30,	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$1,615,967	$2,098,524
Marketable securities	4,821,850	3,131,463
Accounts receivable, net	1,005,910	575,048
Prepaid expenses and other current assets	142,429	129,254
Total current assets	7,586,156	5,934,289
Property and equipment, net	45,706	39,638
Operating lease right-of-use assets	204,315	200,740
Other assets	277,783	166,217
Total assets	$8,113,960	$6,340,884
Liabilities and Equity
Current liabilities:
Accounts payable	$67,503	$103
Accrued liabilities	381,737	427,046
Deferred revenue	316,722	259,624
Customer deposits	368,170	265,252
Operating lease liabilities	46,271	43,993
Total current liabilities	1,180,403	996,018
Deferred revenue, noncurrent	43,901	39,885
Customer deposits, noncurrent	1,570	1,663
Operating lease liabilities, noncurrent	189,165	195,226
Other noncurrent liabilities	10,652	13,685
Total liabilities	1,425,691	1,246,477
Palantir’s stockholders’ equity:
Common stock	2,383	2,339
Additional paid-in capital	10,747,603	10,193,970
Accumulated other comprehensive income (loss), net	11,537	(5,611)
Accumulated deficit	(4,171,066)	(5,187,423)
Total Palantir’s stockholders’ equity	6,590,457	5,003,275
Noncontrolling interests	97,812	91,132
Total equity	6,688,269	5,094,407
Total liabilities and equity	$8,113,960	$6,340,884

Palantir Technologies Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net income	$1,023,037	$390,982
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,127	24,581
Stock-based compensation	487,628	409,840
Unrealized and realized (gain) loss from marketable securities, net	5,005	26,021
Noncash consideration	(32,053)	(34,789)
Other operating activities	15,833	51,156
Changes in operating assets and liabilities:
Accounts receivable, net	(422,977)	(311,699)
Prepaid expenses and other assets	50,343	(15,491)
Accounts payable and accrued liabilities	90,582	49,859
Contract liabilities	160,154	132,340
Other liabilities	(39,501)	(29,262)
Net cash provided by operating activities	1,357,178	693,538
Investing activities
Purchases of property and equipment	(20,610)	(9,528)
Purchases of marketable securities	(6,091,513)	(3,418,699)
Proceeds from sales and redemption of marketable securities	4,360,327	2,451,378
Purchases of privately-held securities	(72,924)	(4,000)
Other investing activities	(1,000)	—
Net cash used in investing activities	(1,825,720)	(980,849)
Financing activities
Proceeds from the exercise of common stock options	120,839	270,207
Repurchases of common stock	(55,789)	(45,598)
Taxes paid related to net share settlement of equity awards	(81,117)	—
Other financing activities	55	91
Net cash provided by (used in) financing activities	(16,012)	224,700
Effect of foreign exchange on cash, cash equivalents, and restricted cash	9,444	960
Net decrease in cash, cash equivalents, and restricted cash	(475,110)	(61,651)
Cash, cash equivalents, and restricted cash - beginning of period	2,119,936	850,107
Cash, cash equivalents, and restricted cash - end of period	$1,644,826	$788,456

Palantir Technologies Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
Non-GAAP Reconciliations
Adjusted Income from Operations and Adjusted Operating Margin (in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Income from operations	$393,256	$113,140	$838,621	$299,360
Add: stock-based compensation	172,318	142,425	487,628	409,840
Add: employer payroll taxes related to stock-based compensation	34,966	19,950	129,386	46,340
Adjusted income from operations	$600,540	$275,515	$1,455,635	$755,540
Adjusted operating margin	51%	38%	47%	37%
Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin (in thousands, except percentages)

	Three Months Ended September 30,		Trailing Twelve Months Ended September 30,
	2025	2024	2025
Net cash provided by operating activities	$507,664	$419,772	$1,817,505
Add: cash paid for employer payroll taxes related to stock-based compensation	38,990	18,756	202,604
Less: purchases of property and equipment	(6,792)	(3,985)	(23,716)
Adjusted free cash flow	$539,862	$434,543	$1,996,393
Adjusted free cash flow margin	46%	60%	51%
Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages)

Three Months Ended September 30,
2025
Net income attributable to common stockholders	$475,599
Add: net income attributable to noncontrolling interests	1,149
Less: interest income	(59,762)
Add: other (income) expense, net	(27,483)
Add: provision for income taxes	3,753
Add: depreciation and amortization	5,975
Add: stock-based compensation	172,318
Add: employer payroll taxes related to stock-based compensation	34,966
Adjusted EBITDA	$606,515
Adjusted EBITDA margin	51%

Palantir Technologies Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
Adjusted Net Income Attributable to Common Stockholders and Adjusted Earnings Per Share, Diluted (in thousands, except per share amounts)

Three Months Ended September 30,
2025
Net income attributable to common stockholders	$475,599
Add: stock-based compensation	172,318
Add: employer payroll taxes related to stock-based compensation	34,966
Less: income tax effects and adjustments (1)	(154,174)
Adjusted net income attributable to common stockholders	$528,709
Weighted-average shares used in computing adjusted earnings per share, diluted	2,571,057
Adjusted earnings per share, diluted	$0.21
————
(1) Income tax effect is based on an estimated long-term annual effective tax rate of 23.0% for the period presented.